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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 1999
                                                           -------------



                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



         MARYLAND                      1-9524                33-0204126
         --------                      ------                ---------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (IRS EMPLOYER
        OF INCORPORATION)                                 IDENTIFICATION NO.)



          610 WEST ASH STREET, SUITE 1600, SAN DIEGO, CALIFORNIA 92101
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (619) 652-4700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
 (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT )



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ITEM 5.  OTHER EVENTS.

         On July 26, 1999, the Board of Directors of Burnham Pacific Properties, Inc. (the "Company") sent a letter to Schottenstein Stores Corporation ("Schottenstein"), dated July 23, 1999, stating that, following a review of Schottenstein's letters dated June 7, 1999 and July 12, 1999 with the help of the Company's financial advisors, Goldman, Sachs & Co., the Board had decided that it was not interested in pursuing discussions with Schottenstein. The letter also stated that, if Schottenstein desires, the Board will arrange to have Goldman, Sachs & Co. meet with Schottenstein's advisors, Donaldson, Lufkin & Jenrette, to discuss its decision. In addition, prior to the open of business on Monday, July 26, 1999, the Company issued a press release announcing that its Board of Directors had unanimously voted to reject Schottenstein's conditional and unsolicited proposal to purchase the outstanding stock of the Company and the outstanding units of the Company's operating partnership.

         Copies of the aforementioned letter to Schottenstein and the press release are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. In addition, attached as Exhibit 99.3 to this Current Report on Form 8-K is the press release of the Company, dated July 14, 1999, and the letter contained therein, each of which relates to the Company's response to Schottenstein's letter dated July 12, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

99.1 Letter, dated July 23, 1999, from the Company's Board of Directors addressed to Schottenstein.

99.2                                Press release, dated July 26, 1999,
                                    announcing the rejection of
                                    Schottenstein's conditional and
                                    unsolicited proposal to purchase the
                                    Company's outstanding stock and the
                                    outstanding units of the Company's
                                    operating partnership.

99.3 Press release, dated July 14, 1999, and letter contained therein announcing that the Company was reviewing Schottenstein's July 12, 1999 letter.

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                                BURNHAM PACIFIC PROPERTIES, INC.



Dated:  July 30, 1999                           By:/s/ Daniel B. Platt
                                                   -------------------
                                                Name:  Daniel B. Platt
                                                Title: Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------

99.1                  Letter, dated July 23, 1999, from the
                      Company's Board of Directors addressed to Schottenstein.

99.2 Press release, dated July 26, 1999, announcing the rejection of Schottenstein's conditional and unsolicited proposal to purchase the Company's outstanding stock and the outstanding units of the Company's operating partnership.

99.3                  Press release, dated July 14, 1999, and
                      letter contained therein announcing that the Company was reviewing Schottenstein's July
                      12, 1999 letter.




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